UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2023
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ViewRay, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1099 18th Street, Suite 3000, Denver, Colorado 80202
(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210

2 Thermo Fisher Way, Oakwood Village, OH 44146
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On January 9, 2023, ViewRay, Inc. (“ViewRay” or the “Company”) issued a press release announcing its preliminary financial results for the fourth quarter and full fiscal year ended December 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or incorporated by reference in any filing of ViewRay under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective January 9, 2023, William P. “Bill” Burke has been appointed as Chief Financial Officer of ViewRay, Inc (the “Company”). He will succeed Zach Stassen in that capacity, who has stepped down after serving the company since April 2020. Mr. Burke will become a member of the company’s executive leadership team, reporting directly to Scott Drake, President and Chief Executive Officer and will lead all aspects of the company’s finance function including business planning and analysis, accounting, SEC reporting, internal audit, tax, treasury, and investor relations.
Mr. Burke, 54, is a seasoned executive, who brings over 25 years of global financial and operational experience to ViewRay. He previously served as the Chief Financial Officer at Haemonetics, a global blood management solutions company, from August 2016 to April 2022 and stayed on in an advisory capacity through June 2022. From July 2014 to July 2016, Mr. Burke served as Chief Integration Officer and Vice President, Integration for Medtronic, plc, a global healthcare products company and was a member of its Executive Committee. In that role, he was responsible for ensuring the successful integration of Medtronic with Covidien plc, a global healthcare company, following its acquisition by Medtronic. Prior to joining Medtronic, Mr. Burke spent more than 20 years in finance and business development leadership roles at Covidien, including Chief Financial Officer for Covidien Europe based in Zurich, Vice President of Corporate Strategy and Portfolio Management and Vice President of Financial Planning and Analysis. Previously, he also held key positions within Tyco Healthcare, including the Financial Controller of Valleylab, Managing Director of the Covidien Group in Switzerland and International Controller. Since January 2022 Mr. Burke has served on the board of directors and as audit committee chair of MiroMatrix (Nasdaq: MIRO), a life sciences company and since July 2022, he has served on the board of directors and as audit committee chair of Axogen (Nasdaq: AXGN), a surgical solutions company. Mr. Burke began his career as an auditor with KPMG. He received a Bachelor of Science degree in Business Administration from Bryant College.
Pursuant to his offer letter, dated January 6, 2023, Mr. Burke will receive an annual base salary of $450,000. Mr. Burke is also eligible to participate in the Company’s Performance Based Bonus Plan. His target performance bonus is equal to 60% of his base salary. Mr. Burke will receive a sign-on bonus of $200,000, payable in January 2024. The Company will also grant equity in the Company valued at $2,100,000. This grant will be awarded in the form of both restricted stock units and performance share units. $1,200,000 of the total equity grant will be awarded as restricted stock units on January 15, 2023. The balance, $900,000, will be awarded in March 2023 as both restricted stock units and performance share units. The equity awards described above will be granted subject to the terms and conditions set forth in a separate grant agreement and the Company’s 2015 Equity Incentive Award Plan, as amended. One-third of the restricted stock units will vest on each of the first three anniversaries of the grant date, subject to Mr. Burke’s continued service through each such vesting date. The performance share units are subject to service and performance-vesting conditions and shall vest following the end of the Performance Period.
There are no arrangements or understandings between Mr. Burke and any other persons pursuant to which he was appointed as an officer, and Mr. Burke has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Burke does not have a family relationship with any member of the Board or any executive officer of the Company.
Mr. Stassen will provide transition services for ViewRay through June 30, 2023, to ensure a smooth transition. Mr. Stassen’s departure from the Company is not the result of any issue, concern or disagreement regarding the Company’s accounting, financial reporting or internal control over financial reporting.
In connection with Mr. Stassen’s resignation and in consideration of his release of claims against the Company, on January 6, 2023, the Company entered into a general release of claims with Mr. Stassen (the “Agreement”). Under the Agreement and in accordance with the severance agreement between Mr. Stassen and the Company, dated May 18, 2020, Mr. Stassen will receive, among other benefits, cash payments equal to $367,744 and reimbursement for the cost of the monthly COBRA premium for continuing health insurance coverage as elected by Mr. Stassen until the earliest of: (i) 12 months and (iii) the date on which Mr. Stassen secures other employment. In addition, during the period beginning April 1, 2023, through June 30, 2023, (the “Consulting Period”), Mr. Stassen will render strategic and financial advisory services to the Company from time to time, pursuant to the terms of the consulting agreement to be entered into between Mr. Stassen and the Company effective April 1, 2023.
Item 7.01 Regulation FD Disclosure.
The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.
The information in this Item 7.01 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act, or incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 9, 2023 announcing preliminary financial results for the quarter ended and year ended December 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: January 9, 2023	By:	/s/ Robert S. McCormack
Robert S. McCormack
Chief Legal Officer